SUPPLEMENT DATED APRIL 19, 2017
TO

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
 FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective May 1, 2017, the name of the following investment option will change:

Former Name	New Name

Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio

Please retain this supplement with your prospectus for future reference.